Exhibit 99.1

FLEETWOOD ENTERPRISES, INC.

Case #: 09-14254MJ

MONTHLY OPERATING REPORT

Period: November 23, 2009 - December 20, 2009

Fleetwood Enterprises, Inc.

Cash Reconciliation Summary

Case #: 09-14254MJ

20-Dec-09

						RESTRICTED					RESTRICTED
						CASH					CASH
	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
		FHI	FHI	FEI		Cash	FHI	FEI	FEI	FHI	Prepaid
	Per	Cash Collections	Main	Main	Revolver	Collateral	Investment	Investment	Payroll	Payroll	Credit Card
	Reconciliation	14200	27063	27064	FLT00-AR	63587	404875	404850	62771	62795	61059

Balance as of 10/26/09	62,376,455	587,795	139,188	91,071	(0)	32,348,531	14,909,977	4,215,646	1,311	150	55,211

Receipts	4,255,078	3,123,849	(131,533)	1,195,912	—	63,022	542	150	—	—	432

Transfers In	19,064,263	—	6,818,934	4,007,000	3,859,338	1,755,364	1,450,000	500,000	4,600	—	—

Transfers Out	(19,064,263)	(3,673,974)	(4,772,000)	(2,928,991)	(3,598,934)	(185,364)	(3,220,000)	(685,000)	—	—	—

Disbursements	(5,129,634)	—	(2,001,913)	(2,148,374)	(260,404)	(1,110,815)	—	—	(5,764)	11	—

Intercompany Transactions		—	—

Other Misc. Adjustments	630

Balance as of 11/22/09	61,502,529.10	37,670	52,675	216,617	(0)	32,870,739	13,140,519	4,030,796	147	161	55,643

Balance from sub schedules	61,502,529	37,670	52,675	216,617	—	32,870,739	13,140,519	4,030,796	147	161	55,643
Variance	—	—	—	0.00	(0.00)	—	—	—	—	—	—
Variance w/ actual bank bal.	62,991.710	—	0.00	0.00	(0.00)	—	—	—	—	—	—

	RESTRICTED	RESTRICTED		RESTRICTED	RESTRICTED	RESTRICTED	RESTRICTED
	CASH	CASH		CASH	CASH	CASH	CASH
	(M)	(N)	(O)	(P)	(Q)	(R)	(S)
	Control	Utility	AIP	AIP	CAVCO		CMH
	Disburse.	Deposit	Deposit	Deposit	Deposit		Deposit		Variance MOR	Variance	Adjusted
	61412	61059	69758	69550	71799	BofA Escrow	71195	Total	vs. Bank	reclass	Variance	Notes

Balance as of 10/26/09	530,059	201,282	—	100,000	—	10,295,000	62,992	63,538,214	1,161,759	(1,161,759)	—	(a)

Receipts	2,681	23	—	—	—	—	—	4,255,078	—		—

Transfers In	—	—	—	—	669,027	—	—	19,064,263	—		—

Transfers Out	—	—	—	—	—	—	—	(19,064,263)	—		—

Disbursements	—	—	—	—	—	—	—	(5,527,260)	(397,626)	1,161,129	763,503	(b)

Intercompany Transactions								—	—	—	—

Other Misc. Adjustments								—	(630)	630	—

Balance as of 11/22/09	532,740	201,305	—	100,000	669,027	10,295,000	62,992	62,266,032	763,503	—	763,503

Balance from sub schedules	532,740	201,305	—	100,000	669,027	10,295,000	62,992	62,266,032
Variance	—	—	—	—	—	—	—	—
Variance w/ actual bank bal.	—	—	—	—	—	—	—	62,991.71

Outstanding Checks Roll Forward		Restricted Cash Summary:

Outstanding Checks 11/22/09	1,161,759.13	Cash Collateral	$32,870,738.53
Total Check Disbursements in Dec-09	1,337,693.13	Prepaid Credit Card	55,643.07
Cleared Checks from previous periods	(1,051,507.13)	Control Disbursement	532,739.74
Cleared Checks from current period	(683,812.03)	Utility Deposit	201,305.43
Additional voided checks issued prior to 11/23/09	(630.00)	AIP Deposit	100,000.00
Outstanding Checks 12/20/09	763,503.10	BofA Escrow	10,295,000.00
Total From I.B p3	763,503.10	CAVCO deposit	669,027.00
	—	Canadian Receipts	62,991.71
			$44,787,445.48

NOTE:  Fleetwood has a revolving secured credit facility with a syndicate of lenders lead by Bank of America (BoA).   All of the above accounts are maintained at BofA.  All cash receipts are recorded in account 14200 © and transferred to the revolver account FLT00-AR (F) to the extent there is a balance, with the excess going into either the cash collateral account 63587 (G) or investment accounts (H) of (J).  All disbursements are made through FHI account 27063 (D) or FEI account 27064 (E), depending on if the liability relates to the manufacturing operations (FHI) or Enterprise. We are providing this summary to help with the reconciliations that are represented by forms I.B to I.R in the monthly operating report.  Form I.B is a summary reconciliation that shows all receipts and disbursement activity.  Forms I.C - I.R represent an account analysis based on bank activity.

(a) Roll forward of outstanding checks & interco timing difference from previous period

(b) Current period Outstanding checks should tie to I.B p3

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
Fleetwood Enterprise, Inc.
	Case Number:	09-14254MJ
	Operating Report Number:	9
Debtor(s).	For the Month Ending:	12/20/2009

I. CASH RECEIPTS AND DISBURSEMENTS

B. (GENERAL ACCOUNT*)

1.		TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$—

2.		LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT
REPORTS				0.00

3.		BEGINNING BALANCE:		$62,376,454.70

4.		RECEIPTS DURING CURRENT PERIOD:
		Accounts Receivable - Post-filing	254,669.82
		Accounts Receivable - Pre-filing	8,560.30
		General Sales
	Other (Specify)	Expense Reimbursement from AIP	2,059,671.68
		Sale of Assets	1,090,894.25
		Non-trade receipts (employee purchases, tax refunds, interest income, etc.)	841,282.21

		**Other (Specify)

		TOTAL RECEIPTS THIS PERIOD:		4,255,078.26

5.		BALANCE:		$66,631,532.96

6.		LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
		Transfers to Other DIP Accounts (from page 2)	0.00
		Disbursements (from page 2)	5,129,003.86

		TOTAL DISBURSEMENTS THIS PERIOD:***		5,129,003.86

		UNRECONCILED AMOUNT		0.00

		LOAN REVOLVER BALANCE		(0.00)

7.		ENDING BALANCE:		$61,502,529.10

8.		General Account Number(s):	06280-14200

		Depository Name & Location:	Bank of America 675 Anton Blvd., 2nd Floor Costa Mesa, CA 92626

*	All receipts must be deposited into the general account.
**

Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
11/24/2009	347404	NELSON MULLINS RILEY & SCARBOROUGH LLP	General and Administrative		60,892.00	60,892.00
11/25/2009	272621	GEORGIA POWER	Utilities		571.83	571.83
11/25/2009	347416	BULLER TRACEY J	Travel Advances		420.00	420.00
11/25/2009	347417	CLIFFORD HIRSCH A PROFESSIONAL LAW CORP	General and Administrative		315.00	315.00
11/25/2009	347418	HEWITT ASSOCIATES LLC	Group Insurance		11,390.00	11,390.00
11/25/2009	347419	IBM CORPORATION	General and Administrative		16,453.24	16,453.24
11/25/2009	347420	MEDICINE CHEST SERVICES	Offfice Supplies		25.00	25.00
11/25/2009	347421	NATIONAL UNION FIRE INSURANCE CO	Group Insurance		426.28	426.28
11/25/2009	347422	OTIS ELEVATOR COMPANY	R&M -Buildings & Improv		312.86	312.86
11/25/2009	347423	PRICEWATERHOUSE COOPERS	General and Administrative		7,569.00	7,569.00
11/25/2009	347424	STEWART MARY ANN	R&M -Furn & Fixtures		435.00	435.00
11/25/2009	347425	UPS - UNITED PARCEL SERVICE	Freight In		156.63	156.63
11/25/2009	347426	WOLFE SOLUTIONS INC	General and Administrative		10,950.00	10,950.00
11/25/2009	412534	ADT SECURITY SERVICES	Plant Security		107.84	107.84
11/25/2009	412535	BARNWELL SAGE	Clearing - Other		1,473.75	1,473.75
11/25/2009	412536	C T CORPORATION SYSTEM	General and Administrative		77.88	77.88
11/25/2009	412537	CALIFORNIA - EPA	Clearing - Other		200.00	200.00
11/25/2009	412538	CARTER FREDIA D	Manufacturing Overhead		50.00	50.00
11/25/2009	412539	CHANEY J T	R&M -Buildings & Improv		695.00	695.00
11/25/2009	412540	CITY OF RIVERSIDE - CUST SERVICE	Utilities		3,834.75	3,834.75
11/25/2009	412541	CVILLE ELECTRIC LIGHT & POWER	Warranty Work		2,647.30	2,647.30
11/25/2009	412542	HENNIG HERMAN J	Warranty Trip Cost-Plant		150.00	150.00
11/25/2009	412543	HUNT MICHAEL L	R&M -Buildings & Improv		300.00	300.00
11/25/2009	412544	INDIANA - DEPT OF REVENUE	Sales Tax		494.48	494.48
11/25/2009	412545	INDIANA - DEPT OF REVENUE	Sales Tax		11.11	11.11
11/25/2009	412546	INDIANA - DEPT OF REVENUE	Sales Tax		163.31	163.31
11/25/2009	412547	INDIANA AMERICAN WATER CO	Manufacturing Overhead		85.56	85.56
11/25/2009	412548	MARTINEZ SEVERO Z	Manufacturing Overhead		150.00	150.00
11/25/2009	412549	NIPSCO	Utilities		40.13	40.13
11/25/2009	412550	ONE COMP HEALTH SYSTEMS	Other (Taxes, Benefits, etc.)		18,309.00	18,309.00
11/25/2009	412551	PENNSYLVANIA - HAZARDOUS MATERIALS	Clearing - Other		500.00	500.00
11/25/2009	412552	PHILLIPS MARION L	Manufacturing Overhead		785.00	785.00
11/25/2009	412553	ROCK JASON C	R&M -Buildings & Improv		600.00	600.00
11/25/2009	412554	SATILLA RURAL ELECTRIC	Utilities		553.00	553.00
11/25/2009	412555	STANTEC CONSULTING CORPORATION	Manufacturing Overhead		492.00	492.00
11/25/2009	412556	UPS - UNITED PARCEL SERVICE	Freight In		1,741.82	1,741.82
11/25/2009	412557	VERIZON FLORIDA INC	Telephone		48.93	48.93
11/25/2009	412558	WEEKS TRACY	Clearing - Other		250.00	250.00
11/25/2009	412559	WESTERN HOME TRANSPORT INC - D801830	Delivery Expense-Units		2,942.00	2,942.00
11/25/2009	412560	WINEBAR KEITH E	R & M -Building & Improvs		609.40	609.40
11/30/2009	412561	EYE SPY SECURITY	Clearing - Other		6,678.00	6,678.00
12/1/2009	347427	ORKIN PEST CONTROL	R&M-Land Improv		60.00	60.00
12/1/2009	347428	TALX CORPORATION	Subscriptions		3,410.00	3,410.00
12/1/2009	347429	UPS - UNITED PARCEL SERVICE	Freight In		36.00	36.00
12/1/2009	412562	ALARM CENTER INC	R & M -Building & Improvs		178.62	178.62
12/1/2009	412563	ARAMARK UNIFORM SERVICES - SAN BERNARDIN	Manufacturing Overhead		200.70	200.70
12/1/2009	412564	AT&T	Telephone		91.56	91.56
12/1/2009	412565	BRAVO MAINTENANCE	R & M -Building & Improvs		760.00	760.00
12/1/2009	412566	CANADY MELANIE	General and Administrative		1,425.00	1,425.00
12/1/2009	412567	CARTER FREDIA D	Manufacturing Overhead		50.00	50.00
12/1/2009	412568	CHANEY J T	R&M -Buildings & Improv		546.00	546.00
12/1/2009	412569	CHAPMAN ROBERT J	Clearing - Other		500.00	500.00
12/1/2009	412570	CITY OF WACO WATER DEPT 84 36106-66273	General and Administrative		492.28	492.28
12/1/2009	412571	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		260,922.65	260,922.65
12/1/2009	412572	FLEETWOOD RV INC	Selling Expense		6,644.32	6,644.32
12/1/2009	412573	GOFF MURRAY	R&M -Buildings & Improv		100.00	100.00
12/1/2009	412574	HENNIG HERMAN J	Warranty Trip Cost-Plant		150.00	150.00
12/1/2009	412575	MARTINEZ SEVERO Z	Manufacturing Overhead		150.00	150.00
12/1/2009	412576	PHILLIPS MARION L	Manufacturing Overhead		801.59	801.59
12/1/2009	412577	ROCK JASON C	R&M -Buildings & Improv		600.00	600.00
12/1/2009	412578	UPS - UNITED PARCEL SERVICE	Freight In		24.09	24.09
12/1/2009	412579	VERIZON NORTH	Telephone		559.29	559.29
12/1/2009	412580	VERIZON WIRELESS - BOX 9622 CA	Telephone		1,603.39	1,603.39
12/1/2009	412581	WEBSTER JOEY	Clearing - Other		2,100.00	2,100.00
12/1/2009	412582	WINEBAR KEITH E	R & M -Building & Improvs		600.00	600.00
12/4/2009	412600	MARIANO MICHAEL	Other (Taxes, Benefits, etc.)		100.00	100.00
12/4/2009	347430	AETNA INC - AETNA NA WEST	Group Insurance		18,671.51	18,671.51
12/4/2009	347431	AT&T MOBILITY	Telephone		1,100.27	1,100.27
12/4/2009	347432	CHRISTENSEN DENNIS L	Telephone		3,033.38	3,033.38
12/4/2009	347433	EN POINTE TECHNOLOGIES SALES INC	General and Administrative		100,000.00	100,000.00
12/4/2009	347434	MERRILL COMMUNICATIONS LLC	Outside Consulting		2,451.10	2,451.10
12/4/2009	347435	SPRINT	Telephone		2,885.16	2,885.16
12/4/2009	347436	SECRETARY OF STATE	Legal Exp-General		25.00	25.00
12/4/2009	347437	SECRETARY OF STATE	Legal Exp-General		25.00	25.00
12/4/2009	347438	SECRETARY OF STATE	Legal Exp-General		25.00	25.00
12/4/2009	347439	LEAKE & ANDERSSON LLP	General and Administrative		56,207.39	56,207.39
12/4/2009	412583	AGUA MANSA INDUSTRIAL CENTER	Licenses & Taxes		383.59	383.59
12/4/2009	412584	ARAMARK UNIFORM SERVICES - SAN BERNARDIN	Manufacturing Overhead		248.98	248.98
12/4/2009	412585	BROADSPIRE SERVICES INC	Workers Comp Accrual		4,754.00	4,754.00
12/4/2009	412586	CALIFORNIA MFG HOUSING INST - CMHI	Association Dues		150.00	150.00
12/4/2009	412587	CATALINA HOUSING & DEV - D803551	Clearing - Other		1,000.00	1,000.00
12/4/2009	412588	CITY OF GARRETT UTILITIES	Utilities		1,340.98	1,340.98
12/4/2009	412589	EDGERTON UTILITIES	Utilities		1,384.90	1,384.90
12/4/2009	412590	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		231,851.72	231,851.72

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
12/4/2009	412591	GEORGIA - ALMA CITY	Utilities		70.00	70.00
12/4/2009	412592	GEORGIA POWER	Utilities		355.93	355.93
12/4/2009	412593	GOFF MURRAY	R&M -Buildings & Improv		100.00	100.00
12/4/2009	412594	HUNT MICHAEL L	R&M -Buildings & Improv		300.00	300.00
12/4/2009	412595	INDIANA AMERICAN WATER CO	Manufacturing Overhead		146.90	146.90
12/4/2009	412596	LUMBEE RIVER ELECTRIC	Utilities		2,458.18	2,458.18
12/4/2009	412597	NORTHERN INDIANA FUEL & LIGHT	Utilities		577.16	577.16
12/4/2009	412599	TRANSWASTE SERVICES	Manufacturing Overhead		2,813.32	2,813.32
12/4/2009	412601	SECRETARY OF STATE	Legal Exp-General		25.00	25.00
12/8/2009	347441	BLAKE CASSELS & GRAYDON	General and Administrative		805.20	805.20
12/8/2009	347442	BRYAN CAVE LLP	General and Administrative		1,650.00	1,650.00
12/8/2009	347443	BULLER TRACEY J	Travel Advances		420.00	420.00
12/8/2009	347444	CITY OF RIVERSIDE - CUST SERVICE	Utilities		5,915.76	5,915.76
12/8/2009	347445	LEAKE & ANDERSSON LLP	General and Administrative		17,240.89	17,240.89
12/8/2009	347446	STEWART MARY ANN	R&M -Furn & Fixtures		1,393.41	1,393.41
12/8/2009	347447	US CUSTOMS & BORDER PROTECTION	General and Administrative		600.00	600.00
12/8/2009	412602	REIMER EXPRESS LINES LTD	Delivery Expense-Parts		29.38	29.38
12/8/2009	412603	YRC INC	Delivery Expense-Parts		1,361.52	1,361.52
12/8/2009	412605	CHANEY J T	R&M -Buildings & Improv		600.00	600.00
12/8/2009	412606	CHAPMAN ROBERT J	Clearing - Other		500.00	500.00
12/8/2009	412607	HENNIG HERMAN J	Warranty Trip Cost-Plant		150.00	150.00
12/8/2009	412608	LAW OFFICES OF CHRISTOPHER J LOWMAN	General and Administrative		1,802.97	1,802.97
12/8/2009	412609	LITTLER MENDELSON PC	General and Administrative		2,104.22	2,104.22
12/8/2009	412610	MARTINEZ SEVERO Z	Manufacturing Overhead		150.00	150.00
12/8/2009	412611	OLSEN JOHN E	R&M -Buildings & Improv		600.00	600.00
12/8/2009	412612	PENNSYLVANIA POWER & LIGHT COMPANY	Utilities		12.08	12.08
12/8/2009	412613	PENNSYLVANIA POWER & LIGHT COMPANY	Utilities		2,328.94	2,328.94
12/8/2009	412614	PHILLIPS MARION L	Manufacturing Overhead		1,827.50	1,827.50
12/8/2009	412615	ROCK JASON C	R&M -Buildings & Improv		600.00	600.00
12/8/2009	412616	SPRINT	Telephone		413.38	413.38
12/8/2009	412617	STEPHENS JEREMY BRENT	Manufacturing Overhead		320.63	320.63
12/8/2009	412618	VERIZON WIRELESS	Telephone		2.07	2.07
12/8/2009	412619	WEAVER RANDALL D	Meals & Per Diem		880.00	880.00
12/8/2009	412620	WEST ROBERT S	General and Administrative		342.50	342.50
12/8/2009	412621	WINEBAR KEITH E	R & M -Building & Improvs		600.00	600.00
12/8/2009	412622	BARNWELL SAGE	Clearing - Other		1,136.25	1,136.25
12/8/2009	412623	CARTER FREDIA D	Manufacturing Overhead		50.00	50.00
12/11/2009	347448	ATHENS SERVICES	Trash Removal		101.98	101.98
12/11/2009	347449	CHRISTENSEN DENNIS L	Telephone		5,098.68	5,098.68
12/11/2009	347450	PRINCIPAL LIFE INS - COST PLUS LIFE	Other (Taxes, Benefits, etc.)		315.79	315.79
12/11/2009	347451	PRINCIPAL LIFE INS - OTL PREMIUM	Group Insurance		1,550.73	1,550.73
12/11/2009	347452	SUN LIFE FINANCIAL	Group Insurance		1,099.00	1,099.00
12/11/2009	347453	TALX CORPORATION	Subscriptions		243.00	243.00
12/11/2009	347454	UPS - UNITED PARCEL SERVICE	Freight In		423.55	423.55
12/11/2009	347455	WOLFE SOLUTIONS INC	General and Administrative		8,550.00	8,550.00
12/11/2009	412624	ALL AMERICAN ALARMS	General and Administrative		1,760.40	1,760.40
12/11/2009	412625	ALMA TELEPHONE COMPANY	Telephone		414.48	414.48
12/11/2009	412626	AT&T - BOX 105262	Offfice Supplies		219.65	219.65
12/11/2009	412627	AT&T - BOX 660011	Selling Expense		306.46	306.46
12/11/2009	412628	COMP - RIVERSIDE INC	Other (Taxes, Benefits, etc.)		30.00	30.00
12/11/2009	412629	CVILLE ELECTRIC LIGHT & POWER	Warranty Work		153.45	153.45
12/11/2009	412630	D & E COMMUNICATIONS INC	Telephone		193.32	193.32
12/11/2009	412631	GEORGIA - TAX COMMISSIONER	Other (Operating)		4,815.40	4,815.40
12/11/2009	412632	GEORGIA - TAX COMMISSIONER	General and Administrative		54,348.19	54,348.19
12/11/2009	412633	GOFF MURRAY	R&M -Buildings & Improv		100.00	100.00
12/11/2009	412634	HUNT MICHAEL L	R&M -Buildings & Improv		300.00	300.00
12/11/2009	412635	OHIO GAS COMPANY	Utilities		26.60	26.60
12/11/2009	412636	PACIFIC POWER	Manufacturing Overhead		1,176.57	1,176.57
12/11/2009	412637	PENNSYLVANIA - LABOR & INDUSTRY	Other (Taxes, Benefits, etc.)		1,364.00	1,364.00
12/11/2009	412638	PENNSYLVANIA POWER & LIGHT COMPANY	Utilities		1,314.07	1,314.07
12/11/2009	412639	PENNSYLVANIA POWER & LIGHT COMPANY	Utilities		11.54	11.54
12/11/2009	412640	GE CAPITAL	Photocopy Charges		106.79	106.79
12/11/2009	412641	INDIANA MICHIGAN POWER	Utilities		42.41	42.41
12/11/2009	412642	NATIONAL SERV-ALL	Trash Removal		154.37	154.37
12/15/2009	347456	COMPUTERSHARE INC	General and Administrative		2,053.35	2,053.35
12/15/2009	347457	IRON MOUNTAIN OFF SITE DATA PROTECTION	Miscellaneous Exp		3,043.74	3,043.74
12/15/2009	347458	MCGILL LEONARD J	Miscellaneous Exp		1,021.24	1,021.24
12/15/2009	347459	SAFESITE INC	General and Administrative		2,244.50	2,244.50
12/15/2009	347460	THOMPSON & COLEGATE LLP	General and Administrative		542.99	542.99
12/15/2009	347461	THOMSON WEST	General and Administrative		750.39	750.39
12/15/2009	347462	UPS - UNITED PARCEL SERVICE	Freight In		169.81	169.81
12/15/2009	347463	WELCH WALTER S	Warranty Work		720.02	720.02
12/15/2009	412643	CASCADE NATURAL GAS CO	Utilities		25.20	25.20
12/15/2009	412644	CHANEY J T	R&M -Buildings & Improv		716.00	716.00
12/15/2009	412645	CHAPMAN ROBERT J	Clearing - Other		500.00	500.00
12/15/2009	412646	DOUGLAS CITY OF GA - UTILITIES	Utilities		17.28	17.28
12/15/2009	412647	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		115,819.84	115,819.84
12/15/2009	412648	GEORGIA-FLORIDA BURGLAR ALARM CO INC	Plant Security		109.59	109.59
12/15/2009	412649	GRODRIAN A DAVID	Clearing - Other		400.00	400.00
12/15/2009	412650	HENNIG HERMAN J	Warranty Trip Cost-Plant		150.00	150.00
12/15/2009	412651	MARTINEZ SEVERO Z	Manufacturing Overhead		150.00	150.00
12/15/2009	412652	OREGON OFFICE OF ENERGY	Raw Material		2,000.00	2,000.00
12/15/2009	412653	PHILLIPS MARION L	Manufacturing Overhead		820.01	820.01
12/15/2009	412654	TAMPA ELECTRIC CO	Utilities		947.32	947.32

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
12/15/2009	412655	UPS - UNITED PARCEL SERVICE	Freight In		38.44	38.44
12/15/2009	412656	WEBSTER JOEY	Clearing - Other		2,800.00	2,800.00
12/15/2009	412657	WEST ROBERT S	General and Administrative		275.00	275.00
12/15/2009	412658	WINEBAR KEITH E	R & M -Building & Improvs		600.00	600.00
12/18/2009	272622	FOX LITE INC	Raw Material Serice		110.97	110.97
12/18/2009	347464	AETNA INC - MIDDLETOWN	Group Insurance		554.40	554.40
12/18/2009	347465	AT&T CAPITAL SERVICES INC	Rental-Office Equipment		1,880.19	1,880.19
12/18/2009	347466	CITY OF RIVERSIDE - FINANCE DEPT	Utilities		274.75	274.75
12/18/2009	347467	CRADDOCK DAVIS & KRAUSE LLP	General and Administrative		331.10	331.10
12/18/2009	347468	THOMSON WEST	General and Administrative		750.39	750.39
12/18/2009	347469	TW TELECOM	Telephone		155.60	155.60
12/18/2009	412659	B-ALERT K-NINE SERVICES	Service Other		800.00	800.00
12/18/2009	412660	BINSWANGER	General and Administrative		2,480.13	2,480.13
12/18/2009	412661	CAVCO INDUSTRIES, INC.	General and Administrative		102.52	102.52
12/18/2009	412662	CITY OF RIVERSIDE - CUST SERVICE	Utilities		718.80	718.80
12/18/2009	412663	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		178,717.68	178,717.68
12/18/2009	412664	FISK & FIELDER PC	General and Administrative		112.00	112.00
12/18/2009	412665	GEORGIA DEPARTMENT OF LABOR - SAFETY DIV	Clearing - Other		20.61	20.61
12/18/2009	412666	GEXA ENERGY LP	Utilities		2,930.70	2,930.70
12/18/2009	412667	GOFF MURRAY	R&M -Buildings & Improv		100.00	100.00
12/18/2009	412668	HUNT MICHAEL L	R&M -Buildings & Improv		300.00	300.00
12/18/2009	412669	LANE POWELL PC	General and Administrative		600.00	600.00
12/18/2009	412670	LEISURELAND HOMES INC - D503972	Warranty Work		750.00	750.00
12/18/2009	412671	MARSH RISK & INSURANCE SVCS	General Ins-Property		12,000.00	12,000.00
12/18/2009	412672	OLSEN JOHN E	R&M -Buildings & Improv		600.00	600.00
12/18/2009	412673	ROCK JASON C	R&M -Buildings & Improv		600.00	600.00
12/18/2009	412674	VIRGINIA - CORPORATION COMMISSION	General and Administrative		100.00	100.00
12/18/2009	412675	VIRGINIA - CORPORATION COMMISSION	General and Administrative		220.00	220.00
12/18/2009	412676	BEST LINE EQUIPMENT	Plant Security		114.38	114.38
11/23/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll		95,048.45	95,048.45
12/2/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll		5,273.05	5,273.05
12/9/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll		85,706.14	85,706.14
12/16/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll		5,786.29	5,786.29
11/23/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		1,165.06	1,165.06
12/2/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		2,021.79	2,021.79
12/3/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		730.15	730.15
12/4/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		1,835.98	1,835.98
12/15/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		402.24	402.24
11/24/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		46,947.57	46,947.57
12/3/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		4,063.37	4,063.37
12/10/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		42,464.14	42,464.14
12/17/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		359.94	359.94
11/23/2009	27830423	AETNA INC - AETNA NA WEST	Aetna EE - HSA		30.00	30.00
11/30/2009	27910052	AETNA INC - AETNA NA WEST	Aetna EE - HSA		898.50	898.50
12/7/2009	28017196	AETNA INC - AETNA NA WEST	Aetna EE - HSA		230.00	230.00
12/15/2009	28110279	AETNA INC - AETNA NA WEST	Aetna EE - HSA		798.50	798.50
11/23/2009	27830423	AETNA INC - AETNA NA WEST	Aetna ER - HSA		72.13	72.13
11/30/2009	27910052	AETNA INC - AETNA NA WEST	Aetna ER - HSA		520.04	520.04
12/7/2009	28017196	AETNA INC - AETNA NA WEST	Aetna ER - HSA		72.13	72.13
12/15/2009	28110279	AETNA INC - AETNA NA WEST	Aetna ER - HSA		449.52	449.52
11/23/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		25,139.57	25,139.57
11/24/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		34,541.36	34,541.36
11/25/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		36,218.58	36,218.58
11/30/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		39,898.86	39,898.86
12/1/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		53,611.46	53,611.46
12/2/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		18,730.64	18,730.64
12/4/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		45,660.78	45,660.78
12/7/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		45,929.09	45,929.09
12/8/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		25,210.38	25,210.38
12/11/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		45,509.35	45,509.35
12/14/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		38,530.00	38,530.00
12/15/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		23,364.71	23,364.71
12/16/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		27,387.74	27,387.74
12/17/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		23,301.49	23,301.49
12/18/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		20,221.50	20,221.50
12/2/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Principal FSA		2,381.08	2,381.08
12/1/2009	27942562	BANK OF AMERICA	Interest		167,980.63	167,980.63
12/4/2009	ACH	BANK OF AMERICA	Interest		187.00	187.00
11/27/2009	ACH	BANK OF AMERICA	LC Drawdown		1,010,565.00	1,010,565.00
12/4/2009	ACH	BANK OF AMERICA	LC Drawdown		100,250.00	100,250.00
12/2/2009	27963428	ESSEX REALTY	Lease Expense		7,500.00	7,500.00
11/24/2009	ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Processing Fees		13,469.89	13,469.89
11/30/2009	ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Processing Fees		66.49	66.49
12/8/2009	ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Processing Fees		35.89	35.89
12/11/2009	ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Processing Fees		16,688.35	16,688.35
12/18/2009	ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Processing Fees		125.74	125.74
12/11/2009	28090995	BANK OF AMERICA	Pcard Expenses		1,785.35	1,785.35
12/10/2009	28074221	LATHAM & WATKINS	Professional Fees		17,383.50	17,383.50
11/30/2009	27910021	DWYER-CURLETT	Professional Fees		177,338.00	177,338.00
11/24/2009	27852330	FOCALPOINT SECURITIES, INC.	Professional Fees		60,640.38	60,640.38
12/1/2009	27942779	FTI CONSULTING	Professional Fees		93,059.20	93,059.20
12/1/2009	27942697	GIBSON, DUNN & CRUTCHER	Professional Fees		399,308.74	399,308.74
11/23/2009	Revolver	LATHAM & WATKINS	Professional Fees		35,073.37	35,073.37
11/23/2009	Revolver	LATHAM & WATKINS	Professional Fees		27,755.77	27,755.77

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
11/23/2009	Revolver	LATHAM & WATKINS	Professional Fees		5,951.07	5,951.07
11/23/2009	Revolver	LATHAM & WATKINS	Professional Fees		6,073.08	6,073.08
12/1/2009	27942633	PACHULSKI STANG ZIEHL & JONES	Professional Fees		212,753.42	212,753.42
12/1/2009	27942843	THE ABERNATHY GROUP	Professional Fees		2,848.80	2,848.80
12/10/2009	28074358	RIVERSIDE COUNTY TREASURER	Property Taxes		203,681.65	203,681.65
12/10/2009	28074358	RIVERSIDE COUNTY TREASURER	Property Taxes		25,374.24	25,374.24
11/23/2009	ACH	BROADSPIRE	Worker’s Compensation		14,305.02	14,305.02
11/24/2009	ACH	BROADSPIRE	Worker’s Compensation		916.28	916.28
11/25/2009	ACH	BROADSPIRE	Worker’s Compensation		4,185.93	4,185.93
11/30/2009	ACH	BROADSPIRE	Worker’s Compensation		3,997.40	3,997.40
12/2/2009	ACH	BROADSPIRE	Worker’s Compensation		3,836.29	3,836.29
12/3/2009	ACH	BROADSPIRE	Worker’s Compensation		38,517.83	38,517.83
12/4/2009	ACH	BROADSPIRE	Worker’s Compensation		2,161.47	2,161.47
12/7/2009	ACH	BROADSPIRE	Worker’s Compensation		125,921.48	125,921.48
12/8/2009	ACH	BROADSPIRE	Worker’s Compensation		891.12	891.12
12/9/2009	ACH	BROADSPIRE	Worker’s Compensation		2,397.76	2,397.76
12/10/2009	ACH	BROADSPIRE	Worker’s Compensation		3,580.20	3,580.20
12/11/2009	ACH	BROADSPIRE	Worker’s Compensation		15,077.99	15,077.99
12/14/2009	ACH	BROADSPIRE	Worker’s Compensation		7,267.00	7,267.00
12/15/2009	ACH	BROADSPIRE	Worker’s Compensation		3,474.54	3,474.54
12/16/2009	ACH	BROADSPIRE	Worker’s Compensation		4,557.79	4,557.79
12/17/2009	ACH	BROADSPIRE	Worker’s Compensation		16,364.37	16,364.37
12/18/2009	ACH	BROADSPIRE	Worker’s Compensation		6,002.90	6,002.90
11/25/2009	27882734	SCHAFFER	Worker’s Compensation		66,632.62	66,632.62
12/4/2009	27998239	SCHAFFER	Worker’s Compensation		46,698.46	46,698.46
12/8/2009	28032618	SCHAFFER	Worker’s Compensation		2,000.00	2,000.00
12/11/2009	28091036	SCHAFFER	Worker’s Compensation		1,230.30	1,230.30
12/18/2009	ACH	SCHAFFER	Worker’s Compensation		35,516.84	35,516.84
		Voided checks from previous period disbursements			(630.00)	(630.00)

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	5,129,003.86	$5,129,003.86

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	12/20/2009	Balance on Statement:	62,203,040.47

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

		$—

TOTAL DEPOSITS IN TRANSIT			0.00

*This is the total deposits in transit for all entities at 12/20/2009

** Intercompany receipt in transit 12/20/2010

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
9223944	3/17/2009	66.97
9223946	3/17/2009	52.60
8661569	3/19/2009	28,013.59
2152346	3/20/2009	3.89
268010	3/25/2009	681.95
268137	3/27/2009	1,750.00
2785482	3/27/2009	381.97
268263	3/31/2009	6.27
268378	3/31/2009	292.93
268682	4/3/2009	666.00
9224090	4/3/2009	3,560.00
1272865	4/8/2009	500.00
2152422	4/8/2009	89.40
268759	4/9/2009	3,000.00
268784	4/9/2009	500.00
1272881	4/9/2009	2,091.07
4265265	4/15/2009	12.00
269058	4/17/2009	1,000.00
1272952	4/17/2009	168.75
9224307	4/17/2009	945.34
4855154	4/20/2009	67.29
2785673	4/24/2009	11,705.00
44104764	5/6/2009	9.90
346475	5/15/2009	20.00
9224666	5/15/2009	2.76
9224716	5/19/2009	130.00
9224722	5/19/2009	303.94
9224728	5/19/2009	46.87
2152622	5/21/2009	461.10
4789422	5/29/2009	6,340.32
2252896	6/3/2009	54.14
346600	6/5/2009	7.81

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
742930	6/5/2009	75.00
5548699	6/5/2009	100.00
4789490	6/10/2009	3,830.12
44104948	6/15/2009	161.07
270497	6/19/2009	852.53
2786170	6/26/2009	300.00
346770	6/30/2009	262.00
270802	7/2/2009	0.01
9225660	7/10/2009	34.43
5548989	7/16/2009	118.72
9225699	7/16/2009	162.85
9225709	7/16/2009	706.69
9225749	7/16/2009	65.22
1990280	7/22/2009	25.00
5549009	7/22/2009	1,083.00
849706	8/3/2009	334.00
1990372	8/5/2009	105.00
1274148	8/6/2009	177.62
347001	8/7/2009	89.40
1990450	8/13/2009	67.60
272081	8/28/2009	1,752.30
347094	8/28/2009	18.00
272116	9/1/2009	300.00
412270	9/10/2009	8,949.00
272410	9/22/2009	866.64
272440	9/25/2009	300.00
412423	10/23/2009	3,405.86
347349	11/4/2009	1,724.00
347350	11/4/2009	2,155.00
272596	11/10/2009	6,669.08
347392	11/13/2009	12,000.00
347426	11/25/2009	10,950.00
412551	11/25/2009	500.00
412567	12/1/2009	50.00
412600	12/4/2009	100.00
347436	12/4/2009	25.00
347437	12/4/2009	25.00
347438	12/4/2009	25.00
412587	12/4/2009	1,000.00
412590	12/4/2009	231,851.72
412601	12/4/2009	25.00
412616	12/8/2009	413.38
412623	12/8/2009	50.00
347455	12/11/2009	8,550.00
412627	12/11/2009	306.46
412631	12/11/2009	4,815.40
412632	12/11/2009	54,348.19
412634	12/11/2009	300.00
347456	12/15/2009	2,053.35
347457	12/15/2009	3,043.74
347458	12/15/2009	1,021.24
347459	12/15/2009	2,244.50
347461	12/15/2009	750.39
347462	12/15/2009	169.81
347463	12/15/2009	720.02
412643	12/15/2009	25.20

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
412644	12/15/2009	716.00
412645	12/15/2009	500.00
412646	12/15/2009	17.28
412647	12/15/2009	115,819.84
412648	12/15/2009	109.59
412649	12/15/2009	400.00
412650	12/15/2009	150.00
412652	12/15/2009	2,000.00
412653	12/15/2009	820.01
412654	12/15/2009	947.32
412655	12/15/2009	38.44
412656	12/15/2009	2,800.00
412657	12/15/2009	275.00
412658	12/15/2009	600.00
272622	12/18/2009	110.97
347464	12/18/2009	554.40
347465	12/18/2009	1,880.19
347466	12/18/2009	274.75
347467	12/18/2009	331.10
347468	12/18/2009	750.39
347469	12/18/2009	155.60
412659	12/18/2009	800.00
412660	12/18/2009	2,480.13
412661	12/18/2009	102.52
412662	12/18/2009	718.80
412663	12/18/2009	178,717.68
412664	12/18/2009	112.00
412665	12/18/2009	20.61
412666	12/18/2009	2,930.70
412667	12/18/2009	100.00
412668	12/18/2009	300.00
412669	12/18/2009	600.00
412670	12/18/2009	750.00
412671	12/18/2009	12,000.00
412672	12/18/2009	600.00
412673	12/18/2009	600.00
412674	12/18/2009	100.00
412675	12/18/2009	220.00
412676	12/18/2009	114.38

TOTAL OUTSTANDING CHECKS:			763,503.10

Bank statement Adjustments:			0.00
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$61,439,537.37

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I.  CASH RECEIPTS AND DISBURSEMENTS

C. (14200 - FHI MAIN CASH COLLECTION ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		587,795.15

4.	RECEIPTS DURING CURRENT PERIOD:		3,123,849.14

5.	BALANCE:		3,711,644.29

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		3,673,973.79

7.	ENDING BALANCE:		37,670.50

8.	Account Number(s):	14200

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
11/23/2009		Transfer to BofA	Paydown revolver loan at BofA	587,795.15
11/25/2009		Transfer to BofA	Paydown revolver loan at BofA	758,230.89
11/27/2009		Transfer to BofA	Paydown revolver loan at BofA	567,492.56
11/30/2009		Transfer to BofA	Paydown revolver loan at BofA	21,738.00
12/2/2009		Transfer to BofA	Paydown revolver loan at BofA	332,663.36
12/4/2009		Transfer to BofA	Paydown revolver loan at BofA	131,533.00
12/7/2009		Transfer to BofA	Paydown revolver loan at BofA	543,371.98
12/9/2009		Transfer to BofA	Paydown revolver loan at BofA	3,650.95
12/14/2009		Transfer to BofA	Paydown revolver loan at BofA	123,421.18
12/16/2009		Transfer to BofA	Paydown revolver loan at BofA	83,437.30
12/17/2009		Transfer to BofA	Paydown revolver loan at BofA	520,639.42

			TOTAL DISBURSEMENTS THIS PERIOD:	3,673,973.79

I.  CASH RECEIPTS AND DISBURSEMENTS

D. (27063 - FHI MAIN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		139,187.97

4.	RECEIPTS DURING CURRENT PERIOD:		6,687,400.50

5.	BALANCE:		6,826,588.47

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		6,773,913.17

7.	ENDING BALANCE:		52,675.30

8.	Account Number(s):	27063

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
11/23/09 - 12/20/09		Transfer to 27064	Fund daily wires and controlled disbursements	3,322,000.00
11/23/09 - 12/20/09		Transfer to 62795	Fund manual payroll checks	0.00
11/23/09 - 12/20/09		Transfer to 404875	Transfer funds to FHI Investment account	1,450,000.00
11/23/09 - 12/20/09		ADP	Fund payroll expenses	10,905.90
11/23/09 - 12/20/09		Misc. Vendors	Fund daily wire transfers for payments to vendors, ACH payments	842,313.84
11/23/09 - 12/20/09		Transfer to Controlled Disbursement 13901	Fund daily controlled disbursement accounts	1,148,693.43

			TOTAL DISBURSEMENTS THIS PERIOD:	6,773,913.17

I.  CASH RECEIPTS AND DISBURSEMENTS

E. (27064 - FEI MAIN ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	91,070.95

4.	RECEIPTS DURING CURRENT PERIOD:	5,202,911.51

5.	BALANCE:	5,293,982.46

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	5,077,365.45

7.	ENDING BALANCE:	216,617.01

8.	Account Number(s):	27064

	Depository Name & Location:	Bank of America
	675 Anton Blvd., 2nd Floor
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
11/23/09 - 12/20/09		Transfer to 27063	Fund daily wires and controlled disbursements	0.00
11/23/09 - 12/20/09		Transfer to 62771	Fund manual payroll checks	4,600.00
11/23/09 - 12/20/09		Transfer to 404850	Transfer funds to FEI Investment account	500,000.00
11/23/09 - 12/20/09		Transfer to 63587	Transfer to Cash Collateral	1,755,364.13
11/23/09 - 12/20/09		ADP	Fund payroll expenses	275,145.29
11/23/09 - 12/20/09		Misc. Vendors	Fund daily wire transfers for payments to vendors, ACH payments	1,286,603.30
11/23/09 - 12/20/09		Controlled Disbursement	Clearing checks through controlled disbursement account	586,625.73
11/23/09 - 12/20/09		Transfer to 71799	Transfer funds to escrow account	669,027.00

			TOTAL DISBURSEMENTS THIS PERIOD:	5,077,365.45

I.  CASH RECEIPTS AND DISBURSEMENTS

F. (FLT00-AR REVOLVER LOAN ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	(0.00)

4.	RECEIPTS DURING CURRENT PERIOD:	3,859,337.92

5.	BALANCE:	3,859,337.92

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	3,859,337.92

7.	ENDING BALANCE:	0.00

8.	Account Number(s):	FLT00-AR

	Depository Name & Location:	Bank of America 675 Anton Blvd., 2nd Floor Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
11/23/2009		Transfer to 27063	Revolver Advance to Main FHI	512,941.86
11/25/2009		Transfer to 27063	Revolver Advance to Main FHI	758,230.89
11/27/2009		Transfer to 27063	Revolver Advance to Main FHI	567,492.56
11/30/2009		Transfer to 27063	Revolver Advance to Main FHI	21,738.00
12/2/2009		Transfer to 27063	Revolver Advance to Main FHI	332,663.06
12/4/2009		Transfer to 27063	Revolver Advance to Main FHI	131,346.30
12/7/2009		Transfer to 27063	Revolver Advance to Main FHI	543,371.98
12/9/2009		Transfer to 27063	Revolver Advance to Main FHI	3,650.95
12/14/2009		Transfer to 27063	Revolver Advance to Main FHI	123,421.18
12/16/2009		Transfer to 27063	Revolver Advance to Main FHI	83,437.30
12/17/2009		Transfer to 27063	Revolver Advance to Main FHI	520,639.42
11/23/2009		Latham Watkins	Legal Fees	74,853.29
12/1/2009		Bank of America	Interest & LC Fee	167,980.63
12/4/2009		Bank of America	UCC Charge	187.00
12/10/2009		Latham Watkins	Legal Fees	17,383.50

			TOTAL DISBURSEMENTS THIS PERIOD:	3,859,337.92

I.  CASH RECEIPTS AND DISBURSEMENTS

G. (63587 - CASH COLLATERAL ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	32,348,531.34

4.	RECEIPTS DURING CURRENT PERIOD:	1,818,386.32

5.	BALANCE:	34,166,917.66

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	1,296,179.13

7.	ENDING BALANCE:	32,870,738.53

8.	Account Number(s):	63587

	Depository Name & Location:	Bank of America 675 Anton Blvd., 2nd Floor Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
12/1/2009		Transfer to BofA Revolver	Fund wire transfers & controlled disbursements	167,980.63
12/10/2009		Transfer to BofA Revolver	Fund wire transfers & controlled disbursements	17,383.50
11/27/2009		Bank of America	LC Drawdown	1,010,565.00
12/4/2009		Bank of America	LC Drawdown	100,250.00

			TOTAL DISBURSEMENTS THIS PERIOD:	1,296,179.13

I.  CASH RECEIPTS AND DISBURSEMENTS

H. (404875 - FHI INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	14,909,976.97

4.	RECEIPTS DURING CURRENT PERIOD:	1,450,542.15

5.	BALANCE:	16,360,519.12

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	3,220,000.00

7.	ENDING BALANCE:	13,140,519.12

8.	Account Number(s):	404875 (249-01122-1-2-GPD)

	Depository Name & Location:	Bank of America Securities
	200 N. College Street, 3rd Floor
	Charlotte, NC 28255

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
11/23/2009		Transfer to 27063	Fund daily wires and disbursements	400,000.00
11/24/2009		Transfer to 27063	Fund daily wires and disbursements	250,000.00
12/1/2009		Transfer to 27063	Fund daily wires and disbursements	1,600,000.00
12/3/2009		Transfer to 27063	Fund daily wires and disbursements	450,000.00
12/4/2009		Transfer to 27063	Fund daily wires and disbursements	120,000.00
12/10/2009		Transfer to 27063	Fund daily wires and disbursements	400,000.00

			TOTAL DISBURSEMENTS THIS PERIOD:	3,220,000.00

I.  CASH RECEIPTS AND DISBURSEMENTS

I. (404850 - FEI INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	4,215,645.89

4.	RECEIPTS DURING CURRENT PERIOD:	500,150.19

5.	BALANCE:	4,715,796.08

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	685,000.00

7.	ENDING BALANCE:	4,030,796.08

8.	Account Number(s):	404850 (249-01119-1-7-GPD)

	Depository Name & Location:	Bank of America Securities
	200 N. College Street, 3rd Floor
	Charlotte, NC 28255

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
12/1/2009		Transfer to 27064	Fund daily wires and disbursements	685,000.00

			TOTAL DISBURSEMENTS THIS PERIOD:	685,000.00

I.  CASH RECEIPTS AND DISBURSEMENTS

J. (62771 - FEI PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	1,311.44

4.	RECEIPTS DURING CURRENT PERIOD:	4,600.00

5.	BALANCE:	5,911.44

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	5,764.04

7.	ENDING BALANCE:	147.40

8.	Account Number(s):	62771

	Depository Name & Location:	Bank of America
	675 Anton Blvd., 2nd Floor
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
11/23/2009	9301434		Manual Payroll Check	1,176.12
12/2/2009	9301446		Manual Payroll Check	476.58
12/2/2009	9301447		Manual Payroll Check	173.10
12/2/2009	9301448		Manual Payroll Check	78.43
12/2/2009	9301449		Manual Payroll Check	834.08
12/2/2009	9301450		Manual Payroll Check	350.51
12/2/2009	9301451		Manual Payroll Check	109.09
12/3/2009	9301441		Manual Payroll Check	60.63
12/3/2009	9301442		Manual Payroll Check	669.52
12/4/2010	9301438		Manual Payroll Check	641.55
12/4/2010	9301439		Manual Payroll Check	251.17
12/4/2010	9301440		Manual Payroll Check	263.02
12/4/2010	9301443		Manual Payroll Check	366.17
12/4/2010	9301444		Manual Payroll Check	147.46
12/4/2010	9301445		Manual Payroll Check	166.61

			TOTAL DISBURSEMENTS THIS PERIOD:	5,764.04

I. CASH RECEIPTS AND DISBURSEMENTS

K. (62795 - FHI PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS

3.	BEGINNING BALANCE:	150.23

4.	RECEIPTS DURING CURRENT PERIOD:	0.00

5.	BALANCE:	150.23

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	(11.06)

7.	ENDING BALANCE:	161.29

8.	Account Number(s):	62795

	Depository Name & Location:	Bank of America
	675 Anton Blvd., 2nd Floor
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
1/27/1903	9203083		Manual Payroll Check Reversal	(11.06)

			TOTAL DISBURSEMENTS THIS PERIOD:	(11.06)

I. CASH RECEIPTS AND DISBURSEMENTS

L. PREPAID CREDIT CARD

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	55,211.01

4.	RECEIPTS DURING CURRENT PERIOD:	$432.06
	(Transferred from General Account)

5.	BALANCE:	55,643.07

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7.	ENDING BALANCE:	$55,643.07

8.	PREPAID Account Number:	61059

	Depository Name & Location:	Bank of America
	675 Anton Blvd.
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I. CASH RECEIPTS AND DISBURSEMENTS

M. CONTROL DISBURSEMENT ACCOUNT ACCOUNT

1.	TOTAL RECEIPTS PER ALL PRIOR INTERST BEARING OPERATING ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR INTEREST BEARING OPERATING ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	530,058.99

4.	RECEIPTS DURING CURRENT PERIOD:	$2,680.75

5.	BALANCE:	532,739.74

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	0.00

7.	ENDING BALANCE:	$532,739.74

8.	CONTROL DISBURSEMENT Account Number:	61412

	Depository Name & Location:	Bank of America
	675 Anton Blvd.
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM INTEREST BEARING OPERATING ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

N. UTILITY DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR LOAN SERVICING ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR LOAN SERVICING ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		201,282.16

4.	RECEIPTS DURING CURRENT PERIOD:		23.27

5.	BALANCE:		201,305.43

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		201,305.43

8.	UTILITY Account Number:	61059

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM LOAN SERVICING ACCOUNT FOR CURRENT PERIOD

Date	Check
mm/dd/yyyy	Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

O. AIP DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	69758

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date	Check
mm/dd/yyyy	Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

P. AIP DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		100,000.00

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		0.00

5.	BALANCE:		100,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		100,000.00

8.	Deposit Account Number:	69550

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date	Check
mm/dd/yyyy	Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

Q. CAVCO DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		669,027.00

5.	BALANCE:		669,027.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		669,027.00

8.	Deposit Account Number:	71799

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date	Check
mm/dd/yyyy	Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

R. ESCROW DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	10,295,000.00

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	0.00

5.	BALANCE:	10,295,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7.	ENDING BALANCE:	10,295,000.00

8.	Deposit Account Number:	N/A

	Depository Name & Location:	Bank of America
	675 Anton Blvd.
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

S. ESCROW DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	62,991.71

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	0.00

5.	BALANCE:	62,991.71

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7.	ENDING BALANCE:	62,991.71

8.	Deposit Account Number:	71195

	Depository Name & Location:	Bank of America
	675 Anton Blvd.
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

II.A.  STATUS OF PAYMENTS TO  LESSORS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Post-Petition payments not made (Number)	Total Due
Alpha Systems	Mfg Equip	Quarterly	0	$751.10
Avaya	Telephone	Monthly	0	—
Axis Capital	Postage Meter	Monthly	1-9	2,127.66
Boise Office Equipment	Office Equipment	Monthly	1	108.09
Central Railroad of Indianapolis	CSX Railroad Siding	Annually	0	—
Cintas Corporation	Uniforms	Monthly	0	—
CIT Technology Financing Services, Inc.	Office Equipment	Monthly	1	106.00
Citrus Park	Property	Monthly	0	—
Contact Office Solutions	Office Equipment	Monthly	0	—
Court Square Leasing	Office Equipment	Monthly	8	1,387.93
CTWP Leasing	Office Equipment	Monthly	0	—
DeLage Landen	Forklift	Monthly	0 - 9	30,559.55
DeLage Landen	Office Equipment	Monthly	0 - 9	11,122.45
Dugdale Comm	Telephone	Monthly	9	4,031.55
GE Capital	Forklift	Monthly	9	10,936.80
GE Capital	Office Equipment	Monthly	1	391.07
GE Capital	Trucks	Monthly	0	—
GE Capital	Trucks	Monthly	0-1	1,512.50
GE Fleet Services	Trucks	Monthly	0 - 1	5,984.44
Hasler, Inc.	Postage Meter	Monthly	0	10.53
IKON Office Solutions	Office Equipment	Monthly	1 - 2	607.70
LBM Leasing Services	Office Equipment	Monthly	0	—
Neopost Inc	Postage Meter	Annually	0	2,260.02
Pacific Office Automation	Office Equipment	Monthly	0-1	1,054.00
PENSKE TRUCK LEASING	Trucks	Monthly	0	17,734.62
Pitney Bowes	Postage Meter	Quarterly	0 - 6	1,577.19
PlainsCapital Leasing	Computer	Monthly	4	11,204.18
Robert Weliver	Property	Monthly	7	32,200.00
Rubu, LLC	Property	Monthly	2	2,500.00
Sprint	Telephone	Monthly	0	2,815.25
Trimble (formerly @Road)	GPS Navigation	Monthly	0 - 4	2,576.07
Waco RefresH20	Mfg Equip	Quarterly	0	—
Xerox	Office Equipment	Monthly	0 - 1	12,328.73

				$155,887.43

II.B.  STATUS OF PAYMENTS TO SECURED CREDITORS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
BARCLAYS CAPITAL INC.	14% SENIOR NOTES (A)	QUARTERLY		3
BNP PARIBAS PRIME BROKERAGE, INC.	14% SENIOR NOTES (A)	QUARTERLY		3
BROWN BROTHERS HARRIMAN & CO.	14% SENIOR NOTES (A)	QUARTERLY		3
CREDIT SUISSE SECURITIES (USA) LLC	14% SENIOR NOTES (A)	QUARTERLY		3
FIRST CLEARING CORPORATION, LLC	14% SENIOR NOTES (A)	QUARTERLY		3
GOLDMAN SACHS EXECUTION & CLEARING, LP	14% SENIOR NOTES (A)	QUARTERLY		3
GOLDMAN, SACHS & CO.	14% SENIOR NOTES (A)	QUARTERLY		3
J P MORGAN CHASE BANK, NATIONAL ASSOCIATION	14% SENIOR NOTES (A)	QUARTERLY		3
J.P. MORGAN CLEARING CORP.	14% SENIOR NOTES (A)	QUARTERLY		3
J.P. MORGAN SECURITIES INC.	14% SENIOR NOTES (A)	QUARTERLY		3
JEFFERIES & COMPANY, INC.	14% SENIOR NOTES (A)	QUARTERLY		3
MORGAN STANLEY & CO. INCORPORATED	14% SENIOR NOTES (A)	QUARTERLY		3
SSB - TRUST CUSTODY	14% SENIOR NOTES (A)	QUARTERLY		3
STATE STREET BANK AND TRUST COMPANY	14% SENIOR NOTES (A)	QUARTERLY		3
THE BANK OF NEW YORK MELLON/ MELLON TRUST OF NEW ENGLAND, N.A.	14% SENIOR NOTES (A)	QUARTERLY		3
UNION BANK OF CALIFORNIA, N.A.	14% SENIOR NOTES (A)	QUARTERLY		3
Total Cash Interest Due					$4,323,446.66

BANK OF AMERICA, N.A.	LETTERS OF CREDIT				Contingent

ISIS Lending	REAL ESTATE MORTGAGE				$2,840,267.09

(A) Debtor reserves the right to dispute the characterzation of any secured claims.

				TOTAL DUE:	7,163,713.75

II.C.  STATUS OF PAYMENTS TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

Debtor has over 90 executory contracts that are under consideration for rejection. The amounts due are contingent on upon some future event or activity.

				TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		11/23/2009-12/20/2009
	Gross Sales Subject to Sales Tax:	0.00
	Total Wages Paid:	296,518.26

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	—	—
State Withholding	—	—
FICA- Employer’s Share	—	—
FICA- Employee’s Share	—	—
Medicare - Employer’s	—	—
Medicare - Employee’s	—	—
SUI/SDI - Employer’s	—	—
SUI/SDI - Employee’s	—	—
Federal Unemployment	—	—
Sales and Use	—	—
Real Property	—	—
Other:		—
TOTAL:	—	—

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	$—
31 - 60 days	4,273.59
61 - 90 days	2,990.93		—
91 - 120 days	228,265.01
Over 120 days		6,788,164.50	1,183,059.24
TOTAL:	235,529.53	6,788,164.50	1,183,059.24

V. INSURANCE COVERAGE

Description of Coverage	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
Auto Liability	Philadelphia Insurance Group	$1,000,000	11/1/2010	11/1/2010
Cargo	Fireman’s Fund	$500,000	Until Cancelled	Cancelled
Corp. Counsel	AIG (American International Specialty)	$5,000,000	7/1/2010	7/1/2010
D&O	Chubb	$10,000,000	1/19/2010	1/19/2010
D&O	AIG (National Union Fire Insurance Company)	$10,000,000	1/19/2010	1/19/2010
D&O	Allied World Assurance	$10,000,000	1/19/2010	1/19/2010
D&O	Beazley Insurance Company Ltd.	$10,000,000	1/19/2010	1/19/2010
D&O	AIG CAT Excess (AIG Excess Liab Ins Co LTD))	$10,000,000	1/19/2010	1/19/2010
D&O	AIG (National Union Fire Insurance Company)	$10,000,000	1/19/2010	1/19/2010
Environmental	AIG (American International Specialty Lines)	$10,000,000	11/1/2010	11/1/2010
Excess Liability	AIG (American International Specialty Lines)	$50,000,000	11/1/2010	11/1/2010
Excess Liability	AIG Excess Liability Ins Co LTD	$25,000,000	Not Renewed
Fidelity	Zurich American Insurance	$10,000,000	7/1/2010	7/1/2010
Fiduciary	Chubb Insurance Group	$15,000,000	7/1/2010	7/1/2010
Fiduciary Excess	National Union	$5,000,000	7/1/2010	7/1/2010
General Liability	AIG (American International Specialty Lines)	$1,000,000	11/1/2010	11/1/2010
K&R	The Liberty Mutual Group	$5,000,000	1/19/2011	1/19/2010
Non-Subscriber	Lexington Insurance Company	$2,000,000	1/31/2009	Not to be renewed
Non-Subscriber	Lexington Insurance Company	$1,000,000	1/31/2009	Not to be renewed
Notary E&O	Western Surety Company	$30,000	5/4/2009	5/4/2010
Products	Lexington	$5,000,000	2/15/2010	2/15/2010
Products	Gibraltar	$1,200,000	Not Renewed
Property	National Union Fire Insurance Company	$200,000,000	4/30/2010	4/30/2010
Property	National Union Fire Insurance Company	$100,000,000	4/30/2010	4/30/2010
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$4,500,000	Not Renewed
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$50,000,000	Not Renewed
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$25,000,000	Not Renewed
WC	Ins. Co. State of PA (Deductible)	Statutory	Cancelled	10/1/2009
WC	Hartford (Guaranteed Cost)	Statutory	10/1/2010	12/31/2009
WC (Excess)	Midwest Employers Casualty Co.	Statutory	Not Renewed
WC (Excess)	Gibraltar	Statutory	Not Renewed

VI.  UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
Qtr1, March 2009	$—	$14,625.00	05/19/09	$14,625.00	—
Qtr 2, June 2009	84,090,881.65	151,550.00	07/21/09	151,550.00	—
Qtr 3, September 2009	68,425,442.33	133,675.00	10/27/09	133,675.00	—
Qtr 4, December 2009	18,783,986.44	52,975.00	01/19/10	52,975.00	—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
		352,825.00		352,825.00	—

*  Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court.  Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Elden L. Smith	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$5,000.00
Andrew Griffiths	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$38,750.00
Leonard J. McGill	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$32,500.00
Michael B. Shearin	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$25,725.00
James E. Smith	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$23,333.34

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
Leonard J. McGill		Travel Expenses	1,021.24

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

X. BALANCE SHEET

(Amounts in thousands)

	Dec. 20, 2009	Mar 09, 2009

ASSETS
Cash and cash equivalents	18,616	23,986
Restricted Cash	44,787	650
Market investments	21,185	17,563
Receivables	6,899	33,994
Inventories	85	90,983
Deferred taxes	—	—
Assets of discontinued operations	—	—
Other current assets	6,221	13,561
Total Current Assets	97,793	180,737

Property, plant and equipment, net	55,959	130,044
Deferred taxes	—	—
Cash value of company-owned life insurance	—	4,016
Investment in subsidiary (CTPS)	8,892	8,892
Other Assets	9,313	22,824
TOTAL ASSETS	$171,957	$346,514

POST PETITION LIABILITIES
Accounts payable	64
Employee compensation and benefits	(1,371)
Product warranty reserve	—
Insurance reserves	775
Accrued Interest	10,648
Liabilities of discontinued operations	—
Short-term borrowings	2,883
Other current liabilities	1,602
Deferred compensation and retirement benefits	(30)
5% convertible senior subordinated debentures	—
6% convertible subordinated debentures	—
14% Senior Note	11,443
Other long-term borrowings	(6)
Other non-current liabilities	(251)
TOTAL POST PRETITION LIABILITIES	25,757

PRE PETITION LIABILITIES
Accounts payable	10,260	10,036
Employee compensation and benefits	7,119	20,207
Product warranty reserve	4,757	35,473
Insurance reserves	22,015	39,837
Accrued Interest	13,745	13,745
Liabilities of discontinued operations	—	—
Short-term borrowings	311	311
Other current liabilities	18,649	25,584
Deferred compensation and retirement benefits	9,015	9,076
5% convertible senior subordinated debentures	1,069	1,069
6% convertible subordinated debentures	160,142	160,142
14% Senior Note	61,848	61,848
Other long-term borrowings	23,731	27,731
Other non-current liabilities	4,520	12,894
TOTAL PRE PRETITION LIABILITIES	337,181	417,953

TOTAL LIABILITIES	362,938

COMMITMENTS AND CONTINGENCIES
Shareholders equity:
Preferred stock, $1 par value, authorized 10,000,000 shares, non outstanding	—	—
Common stock, $.01 par value, authorized 300,000,000 shares, outstanding 209.320.000 at January 25, 2009 amd 64,257,000 at April 27, 2008	2,080	2,092
Additional paid-in capital	623,634	623,279
Accumulated deficit	(815,310)	(695,389)
Accumulated other comprehensive loss	(1,385)	(1,422)
	(190,981)	(71,439)
TOTAL LIABILITIES AND SHARESHOLDERS’ EQUITY	$171,957	$346,514

Note 1:  Balance sheet includes non-debtors.  The most significant is Gibraltar the captive insurance company with assets of $24.6 million and liabilities of $21.4 million.

Note 2:  Restricted cash includes amounts that are currently held as collateral for undrawn lines of credit or are restricted under the terms of an applicable order of the bankruptcy court.

Note 3:  Not reflected on the balance sheet are $31.3 million of letters of credit mainly to support the workers’ compensation self-insured exposure.

X. INCOME STATEMENT

(ACCRUAL BASIS ONLY)

	Actual FY10	Actual FY10
	Nov	Dec

SALES
Gross sales	—	—
Intercompany sales	—	—
Sales discounts and allowances	—	—
NET SALES	404	369

COST OF GOODS SOLD
Beginning Inventory at cost	119,656	—
Purchases	96,146	—
Material Adjustments / Sold Inventories	—	(201,542	)(A)
Less: Ending Inventory at cost	83,090	—
TOTAL MATERIALS COST	132,712	(201,542)

OPERATING EXPENSES
Payroll - Insiders	125,308	125,308
Payroll - Other Employees	232,817	154,638
Payroll Taxes	285,580	34,792
Other Taxes (Itemize)	5,886	—
Depreciation and Amortization	—	—
Rent Expense - Real Property	84,130	7,500
Lease Expense - Personal Property	3,202	1,230
Insurance	1,518,894	2,316,648
Real Property Taxes	17,033	81,868
Telephone and Utilities	115,628	77,152
Repairs and Maintenance	76,317	36,043
Travel and Entertainment (Itemized - Attachment)	2,230	4,933
Miscellaneous Operating Expenses (Itemized - See Attachment)	2,997,858	1,702,255
TOTAL OPERATING EXPENSES	5,464,881	4,542,369

INCOME/(LOSS) FROM OPERATIONS	(5,597,189)	(4,340,457)

NON-OPERATING INCOME
Interest Income	—	—
Interest Income - Intercompany	—	—
Interest Income - Common Securities	44,459	44,459
Interest Income - Taxable	66,640	63,728
Investment Income - Management Fees	(132,121)	161,296
TOTAL NON-OPERATING INCOME	(21,022)	269,483

NON-OPERATING EXPENSES
Long Term Interest Expense - Senior Note	1,586,100	1,586,100
Long Term Interest Expense	1,310,224	425,966
Long Term Interest Expense - B of A	156,982	147,232
Long Term Interest Expense - CTPS	835,687	835,687
Long Term Interest Expense - Miscellaneous	—	—
TOTAL NON-OPERATING EXPENSES	3,888,993	2,994,986

OTHER (ITEMIZE - SEE ATTACHMENT)	—	—

TAXES	—	—

NET INCOME (LOSS)	(9,507,204)	(7,065,960)

(A)  Sale of materials at idle plants.

MISCELLANEOUS - OTHER  SCHEDULE

	Actual FY10	Actual FY10
	Nov	Dec

TOTAL OPERATING EXPENSES	5,464,881	4,542,369

DIRECT LABOR - OTHER	(830)	—

5301 LABOR OVERHEAD	—	—

5320 SUPPLIES & SERVICE-VARIABL	1,783	3,325

5360 OTHER MANUF COSTS-VARIABLE	900	400

5390 APPLIED MFG OHD-VARIABLE	—	—

5500 + 5600 SHIPPING, HANDLING, INSTALLATION	2,987	(24,683)

ADVERTISING	20,415	—

REPURCHASE COSTS	—	—

OFFICE EXPENSES	207,435	37,133

6600 WARRANTY & SERVICE EXPENSES	5,782	1,574

7211.XXX MATERIAL	72	36

8360 EXTERNAL LABOR-FIXED	1,046,125	999,311

8448.XXX AUDIT FEES	25,000	25,000

LEGAL EXPENSES	89,892	147,877

PUBLIC COMPANY EXPENSES	2,053	2,053

8590.XXX GAIN/LOSS-CURRENCY	19,561	(3,253)

8625.XXX GAIN/LOSS SALE-FXD ASSET	(676,717)	769,911

INSURANCE - CHANGE IN CSV	78,670	—

8870 IDLE FACIL-OTHER-FIXED	—	—

OTHER’ OPERATING EXPENSES (ITEMIZED ABOVE)	1,499,846	1,958,683

MISCELLANEOUS OPERATING EXPENSES (NOT ITEMIZED)	1,498,012	(256,428)

TOTAL ‘OTHER’ OPERATING EXPENSES	2,997,858	1,702,255

TRAVEL SCHEDULE

	Actual FY10	Actual FY10
	Nov	Dec

5535.011 WH TRAVESL SERV MNGR FSS	$—	$—
6452 RELOC-TRAVEL TO NEW LOC	—	—
6461 TRAVEL AIRLINE	150	—
6462 TRAVEL RENTAL CARS	—	—
6463 TRAVEL LODGING	—	—
6464 TRAVEL MEAL/PER DIEM	—	—
6465 TRAVEL PERSONAL CAR	—	—
6466 TRAVEL - ENTERTAINMENT	182	—
6467 TRAVEL OTHER	—	—
6617.414 TRAVEL TRAILERS	—	—
6852 SVC-RELOC-TVL TO NEW LOC	—	—
6861 SVC-AIRLINE TRAVEL	—	—
6862 SVC-TRAVEL-RENTAL CARS	(53)	—
6863 SVC-TRAVEL LODGING	—	—
6864 SVC-TRAVEL-MEAL/PERDIEM	—	—
6865 SVC-TRAVEL PERSONAL CAR	—	—
6866 SVC-TRAVEL-ENTERTIANMENT	—	—
6867 SVC-TRAVEL OTHER	—	—
7652 RELOC-TRAVEL NEW LOCAT	—	—
7653 RELOC-PRE-MOVE TRAVEL	—	—
7681 TRAVEL-AIRLINES	—	—
7682 TRAVEL-RENTAL CARS	—	—
7683 TRAVEL-LODGING	—	—
7684 TRAVEL-MEAL & PER DIEM	—	—
7685 TRAVEL-PERSONAL AUTO	—	—
7686 TRAVEL-ENTERTAINMENT	—	—
7687 TRAVEL-OTHER	—	—
7693.XXX TRAIN & EDUC-TRAVEL	—	—
8343 TRAINING & EDUCATION-TRAVEL	—	—
8352 RELOC-TRAVEL NEW LOCAT	—	—
8353 RELOC-PRE-MOVE TRAVEL	—	—
8380 TRAVEL & ENTERTAIN-FIXED	1,951	4,933
8426.63130 TRAVEL	—	—
8426.63131 TRAVEL - MEALS	—	—
8426.63132 TRAVEL- BUSINESS ENTERTAINMENT	—	—
8552.102 DIRECTORS TRAVEL	—	—
8686 TRAVEL & ENTERTAINMENT	—	—

TOTAL TRAVEL AND ENTERTAINMENT	$2,230	$4,933

XI.  QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☒	☐

		No	Yes
2.

Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:

		☒	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization:
A draft of the disclosure statement was prepared along with assisting the credit committee with developing a plan.

4.	Describe potential future developments which may have a significant impact on the case:
None

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☒	☐

I declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Principal for Debtor-in-Possession:	/s/ James F. Smith, VP-Controller

Date:	January 20, 2010